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                                  EXHIBIT 23.2

                                   CONSENT OF

                          INDEPENDENT PUBLIC ACCOUNTANT

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                                   CONSENT OF
                             KABANI & COMPANY, INC.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and in the related Prospectus, of our report dated September 9, 2000, relating to the financial statements of Intelilabs.com, Inc., included in the Annual Report on Form 10-KSB for the year ended June 30, 2000. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.


/s/ Kabani & Company, Inc.
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KABANI & COMPANY, INC.



January 22, 2001